UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT:

November 17, 2006

(Date of earliest event reported)

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(a) On November 14, 2006, Mustang Merger Sub, Inc. (the “Purchaser”), a Delaware corporation and a wholly-owned subsidiary of Gilead Sciences, Inc., a Delaware corporation (“Gilead”), completed a cash tender offer (the “Offer”) for all of the outstanding shares of common stock of Myogen, Inc. (“Myogen”) by accepting for payment all shares of Myogen common stock validly tendered and not withdrawn prior to the expiration of the Offer at one minute following 11:59 p.m., New York City time (midnight), on Monday, November 13, 2006. Gilead has provided the funds necessary to pay for all shares of Myogen common stock that were accepted for payment by Purchaser in the Offer. On November 14, 2006, Gilead issued a press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the results of the Offer.

On November 17, 2006, Gilead caused Purchaser to merge with and into Myogen, pursuant to which Myogen became a wholly-owned subsidiary of Gilead, and all remaining publicly held shares of common stock of Myogen (other than shares of common stock of Myogen that were held by (a) Gilead, Purchaser or Myogen (or by any direct or indirect wholly-owned subsidiary of Gilead, Purchaser or Myogen), and (b) shares held by stockholders, if any, who properly exercise their appraisal rights under Delaware law) were converted into the right to receive $52.50 in cash, without interest. In order to accomplish the merger as a “short form” merger, Gilead exercised its “top up” option pursuant to the Agreement and Plan of Merger, dated October 1, 2006, by and among Gilead, the Purchaser and Myogen, which permitted the Purchaser to purchase a limited number of additional shares of Myogen common stock directly from Myogen for $52.50 per share (the same purchase price paid in the Offer). On November 17, 2006, Gilead issued a press release, which is filed as Exhibit 99.2 hereto and incorporated by reference herein, announcing the completion of the merger of Purchaser with and into Myogen.

(b) Myogen is a bio-pharmaceutical company. Myogen is focused on the discovery, development and commercialization of small molecule therapeutics for the treatment of cardiovascular disorders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The financial statements of Myogen required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(c)	N/A

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on November 14, 2006.(1)

99.2	Press Release, issued by Gilead Sciences, Inc. on November 17, 2006.

(1)	Filed as Exhibit (a)(11) to Amendment No. 3 to Schedule TO filed by the Purchaser and Gilead on November 14, 2006 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(registrant)

/s/ JOHN F. MILLIGAN, PH.D.
John F. Milligan, Ph.D. Executive Vice President and Chief Financial Officer

Date: November 17, 2006

Index to Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on November 14, 2006.(1)

99.2	Press Release, issued by Gilead Sciences, Inc. on November 17, 2006.

(1)	Filed as Exhibit (a)(11) to Amendment No. 3 to Schedule TO filed by the Purchaser and Gilead on November 14, 2006 and incorporated herein by reference.